SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M  8 - K

                            C U R R E N T  R E P O R T

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               July 31, 1996
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             World Omni 1996-A Automobile Lease Securitization Trust
              (Exact name of registrant as specified in its charter)


Illinois                        333-00794                           36-7146986
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(State or other jurisdiction  (Commission File Number)           IRS Employer
  of incorporation)                                           Identification No.


120 N.W. 12th Avenue                Deerfield Beach, FL             33442

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(Address of principal executive offices)


Registrant's telephone number, including area code            (954)429-2200
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
Item 5:   Other Events.
          See attached Servicer's Certificate.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          World Omni 1996-A Automobile Lease Securitization Trust
          -------------------------------------------------------
                                  (Registrant)


Date:     July 31, 1996             BY:  /s/Alan J. Browdy
          -----------------             -----------------------------------
                                        Alan J. Browdy
                                        Vice President
                                        World Omni Financial Corp.

                                        (Duly Authorized Officer of the Servicer on behalf of the Trust)